                               BRINCKO ASSOCIATES, INC.
                         INTERNATIONAL MANAGEMENT CONSULTANTS
                               1801 AVENUE OF THE STARS
                            LOS ANGELES, CALIFORNIA  90067
                         (310) 553-4523  (310) 553-6782 (FAX)

MARCH 4, 1998


MR MOSSIMO GIANNULLI
MOSSIMO, INC.
9 PASTEUR
IRVINE, CA  92618


DEAR MR. GIANNULLI:

THIS LETTER WILL CONFIRM THAT THE CONSULTING AGREEMENT ENTERED INTO BY AND BETWEEN MOSSIMO, INC. (THE "COMPANY") AND BRINCKO ASSOCIATES, INC. ("BAI"), DATED AS OF JANUARY 13, 1998 (THE "CONSULTING AGREEMENT") SHALL BE AMENDED AS
FOLLOWS:

1. BAI'S ENGAGEMENT UNDER THE CONSULTING AGREEMENT SHALL BE EXTENDED TO AND INCLUDING DECEMBER 31, 1998, SUBJECT TO FURTHER EXTENSION AS SET FORTH HEREIN.

2. THE COMPENSATION UNDER THE CONSULTING AGREEMENT SHALL CONTINUE AT THE RATE OF $65,000 FOR THE TERM OF THIS ENGAGEMENT, AS SET FORTH IN THIS LETTER.

3. AS ADDITIONAL COMPENSATION TO BAI, THE COMPANY SHALL CAUSE TO BE ISSUED TO BAI OPTIONS TO PURCHASE AN ADDITIONAL 50,000 SHARES OF COMPANY STOCK PURSUANT TO THE TERMS OF THE COMPANY'S EXISTING EMPLOYEE STOCK OPTION PLAN.

4. THE COMPANY SHALL HAVE THE OPTION TO CONTINUE THE TERM OF THE CONSULTING AGREEMENT TO AND INCLUDING JUNE 30, 1999, PROVIDED THAT THE COMPANY GIVES BAI WRITTEN NOTICE OF ITS EXERCISE OF THIS OPTION ON OR BEFORE DECEMBER 1, 1998.

5. EFFECTIVE AS OF THE DATE HEREOF, JOHN P. BRINCKO SHALL SERVE AS PRESIDENT AND CHIEF EXECUTIVE OFFICER OF THE COMPANY.

EXCEPT AS AMENDED IN THIS LETTER, THE CONSULTING AGREEMENT SHALL CONTINUE IN FULL FORCE AND EFFECT.

PLEASE INDICATE YOUR AGREEMENT WITH THE FOREGOING BY SIGNING AND RETURNING TO US THE ENCLOSED COPY OF THIS LETTER.

VERY TRULY YOURS,

BRINCKO ASSOCIATES, INC.


BY:  /s/ John P. Brincko
     ------------------------------------
     JOHN P. BRINCKO


ACCEPTED AND AGREED

MOSSIMO, INC.


BY:  /s/ Mossimo Giannulli
     ------------------------------------

     MOSSIMO GIANNULLI